Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
Options and stock-based compensation awards are not included in the computation of diluted earnings per share if the impact on earnings per share would be anti-dilutive. We had 11,940 shares of nonvested restricted stock that were excluded from the calculation of diluted earnings per share for the year ended December 31, 2012. We had no anti-dilutive options or stock-based compensation awards that were excluded from the calculation of diluted earnings per share for the years ended December 31, 2011 or December 31, 2010.
The nonvested restricted stock is considered a participating security since the stock contains nonforfeitable rights to dividends. As such, we use the two-class method to compute basic and diluted earnings per share. The following table illustrates the earnings allocation method utilized in the calculation of basic and diluted earnings per share.

	Years Ended December 31,
(in thousands, except per-share amounts)	2012	2011	2010
Earnings per share numerator:
Net income attributable to common shareholders before allocation of earnings to participating securities	$239,593	$206,907	$177,125
Earnings allocated to participating securities	(316)	0	0
Net income attributable to common shareholders after allocation of earnings to participating securities	$239,277	$206,907	$177,125
Earnings per share denominator:
Weighted-average number of shares of common stock outstanding	13,405	13,707	14,619
Dilutive effect of unexercised stock options	0	5	31
Total shares	13,405	13,712	14,650
Basic earnings per share	$17.85	$15.10	$12.12
Diluted earnings per share	$17.85	$15.09	$12.09